UNITED STATES

SECURITIES & EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 14, 2011

AEP INDUSTRIES INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-14450	22-1916107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey	07606
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (201) 641-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On October 14, 2011, AEP Industries Inc. (“AEP” or the “Company”) completed the acquisition of substantially all of the assets and specified liabilities of Webster Industries (“Webster”), a division of Chelsea Industries Inc. In connection therewith, the Company filed a Current Report on Form 8-K, dated October 14, 2011 (the “Form 8-K”). The information previously reported in the Form 8-K is hereby incorporated by reference into this Amendment No. 1, except to the extent modified or updated by this Amendment No. 1.

This Amendment No.1 is being filed solely to provide the required historical financial information of Webster and the required pro forma financial information of the combined entity, each as required by Item 9.01 of Form 8-K and included as exhibits herein.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Attached as Exhibit 99.1 hereto and incorporated by reference herein are the audited financial statements of Webster along with the Report of Independent Auditors as follows:

•	Balance sheets as of December 25, 2010 and December 26, 2009.

•	Statements of operations for the years ended December 25, 2010 and December 26, 2009.

•	Statements of changes in owner’s net investment and accumulated other comprehensive income (loss) for the years ended December 25, 2010 and December 26, 2009.

•	Statements of cash flows for the years ended December 25, 2010 and December 26, 2009.

•	Notes to financial statements.

Attached as Exhibit 99.2 hereto and incorporated by reference herein are the unaudited financial statements of Webster as follows:

•	Unaudited Balance sheet as of September 24, 2011.

•	Unaudited Statements of operations for the nine months ended September 24, 2011 and September 25, 2010.

•	Unaudited Statements of changes in owner’s net investment and accumulated other comprehensive income (loss) for the nine months ended September 24, 2011 and September 25, 2010.

•	Unaudited Statements of cash flows for the nine months ended September 24, 2011 and September 25, 2010.

•	Notes to unaudited financial statements.

(b)	Pro Forma Financial Information

Attached as Exhibit 99.3 hereto and incorporated by reference herein are the unaudited pro forma condensed combined financial statements of AEP as follows:

•	Unaudited pro forma condensed combined balance sheet as of July 31, 2011.

•	Unaudited pro forma condensed combined statements of operations for the fiscal year ended October 31, 2010 and for the nine months ended July 31, 2011.

•	Notes to unaudited pro forma condensed combined financial statements.

(d)	Exhibits

Exhibit No.	Description

23	Consent of Mayer Hoffman McCann P.C., independent auditors of Webster Industries Division of Chelsea Industries, Inc.

99.1	Audited financial statements of Webster Industries Division of Chelsea Industries, Inc. as of and for the years ended December 25, 2010 and December 26, 2009.

99.2	Unaudited financial statements of Webster Industries Division of Chelsea Industries, Inc. as of September 24, 2011 and for the nine months ended September 24, 2011 and September 25, 2010.

99.3	Unaudited pro forma condensed combined statements of operations for the fiscal year ended October 31, 2010 and for the nine months ended July 31, 2011 and unaudited pro forma condensed combined balance sheet as of July 31, 2011 of AEP Industries Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.

Date: December 29, 2011	By:	/s/ LINDA N. GUERRERA
Linda N. Guerrera
Vice President and Controller

EXHIBITS

Exhibit No.	Description

23	Consent of Mayer Hoffman McCann P.C., independent auditors of Webster Industries Division of Chelsea Industries, Inc.

99.1	Audited financial statements of Webster Industries Division of Chelsea Industries, Inc. as of and for the years ended December 25, 2010 and December 26, 2009.

99.2	Unaudited financial statements of Webster Industries Division of Chelsea Industries, Inc. as of September 24, 2011 and for the nine months ended September 24, 2011 and September 25, 2010.

99.3	Unaudited pro forma condensed combined statements of operations for the fiscal year ended October 31, 2010 and for the nine months ended July 31, 2011 and unaudited pro forma condensed combined balance sheet as of July 31, 2011 of AEP Industries Inc.